UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2005

TRUSTREET PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 540-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-125803) of the registrant and are filed herewith for incorporation by reference into such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 6, 2005, among Trustreet Properties, Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed herewith)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTREET PROPERTIES, INC.

By:	/s/ Steven D. Shackelford
Name:	Steven D. Shackelford
Title:	Chief Financial Officer

Dated: December 6, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 6, 2005, among Trustreet Properties, Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed herewith)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)